BNY Mellon International Fund
SCHEDULE OF INVESTMENTS
November 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 96.4%
Australia — 1.8%
ASX Ltd.	109,382	4,171,107
Austria — 1.1%
OMV AG	45,324	2,509,491
Bermuda — 1.1%
Hiscox Ltd.(a)	140,713	2,497,798
France — 17.2%
Arkema SA	23,225	1,407,178
BNP Paribas SA	50,266	4,325,226
Cie de Saint-Gobain SA	32,788	3,276,060
Cie Generale des Etablissements Michelin SCA	113,470	3,709,281
Klepierre SA	145,719	5,671,475
Orange SA	298,105	4,918,843
Publicis Groupe SA	39,103	3,813,639
Sanofi SA	35,175	3,505,397
SCOR SE	69,061	2,221,500
SPIE SA	57,349	3,107,377
Vinci SA	24,595	3,487,495
		39,443,471
Germany — 8.0%
Daimler Truck Holding AG	24,158	1,022,269
Deutsche Lufthansa AG	416,131	3,993,768
Deutsche Post AG	57,032	2,970,507
E.ON SE	122,502	2,182,055
Fresenius SE & Co. KGaA	61,781	3,389,903
Heidelberg Materials AG	1,610	413,552
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,955	4,390,616
		18,362,670
Hong Kong — .9%
Sun Hung Kai Properties Ltd.	161,000	2,042,522
Italy — 4.2%
Enel SpA	682,672	7,058,656
Eni SpA	137,042	2,564,980
		9,623,636
Japan — 25.3%
East Japan Railway Co.	184,900	4,781,950
Ebara Corp.(a)	203,200	5,313,804
FUJIFILM Holdings Corp.	128,000	2,752,619
Hitachi Ltd.	98,000	3,118,411
ITOCHU Corp.	94,800	5,707,007
Komatsu Ltd.	154,800	5,069,869
Kurita Water Industries Ltd.	58,600	2,333,776
Mitsubishi Electric Corp.	228,900	6,231,744
Mizuho Financial Group, Inc.	284,000	10,003,707
Pan Pacific International Holdings Corp.	602,200	3,650,458
Santen Pharmaceutical Co. Ltd.	379,800	3,887,470
Sumitomo Mitsui Financial Group, Inc.	172,900	5,234,656
		58,085,471

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 96.4% (continued)
Netherlands — 4.9%
ASML Holding NV	4,438	4,709,726
ING Groep NV	155,857	4,047,093
Signify NV(b)	110,262	2,608,313
		11,365,132
Singapore — 1.5%
Singapore Exchange Ltd.	262,300	3,420,443
Spain — 2.8%
Repsol SA	191,226	3,550,745
Unicaja Banco SA(b)	993,167	2,920,681
		6,471,426
Switzerland — 2.7%
Glencore PLC	1,006,155	4,816,093
Sonova Holding AG	6,124	1,530,138
		6,346,231
United Kingdom — 24.9%
BAE Systems PLC	116,917	2,555,945
Balfour Beatty PLC	536,743	5,004,127
Barclays PLC	1,487,340	8,452,753
Bellway PLC	70,526	2,648,136
BP PLC	710,905	4,275,388
GSK PLC	272,610	6,469,155
HSBC Holdings PLC	185,606	2,635,933
Informa PLC	403,009	5,122,999
Johnson Matthey PLC	118,918	3,134,276
Land Securities Group PLC	564,378	4,523,395
Marks & Spencer Group PLC	495,383	2,280,285
Shell PLC	222,806	8,196,900
Tate & Lyle PLC	380,543	1,886,898
		57,186,190
Total Common Stocks (cost $181,523,006)		221,525,588

Preferred Dividend Rate (%)
Preferred Stocks — 1.7%
Germany — 1.7%
Volkswagen AG (cost $7,132,491)	6.36	33,775	3,856,106

Exchange-Traded Funds — 0.2%
United States — 0.2%
iShares MSCI EAFE ETF (cost $449,804)	4,776	454,627

1-Day Yield (%)
Investment Companies — .2%
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $473,222)	4.15	473,222	473,222

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — 2.3%
Registered Investment Companies — 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $5,338,833)	4.15	5,338,833	5,338,833
Total Investments (cost $194,917,356)		100.8%	231,648,376
Liabilities, Less Cash and Receivables		(.8%)	(1,859,718)
Net Assets		100.0%	229,788,658

ETF—Exchange-Traded Fund

(a)
Security, or portion thereof, on loan. At November 30, 2025, the value of the fund’s securities on loan was $5,075,775 and the value of the collateral was
$5,338,833, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2025, these securities amounted to $5,528,994 or 2.4% of net assets.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon International Fund
November 30, 2025 (Unaudited)
The following is a summary of the inputs used as of November 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total

Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	—	221,525,588††	—	221,525,588
Equity Securities - Preferred Stocks	—	3,856,106††	—	3,856,106
Exchange-Traded Funds	454,627	—	—	454,627
Investment Companies	5,812,055	—	—	5,812,055
	6,266,682	225,381,694	—	231,648,376

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At November 30, 2025, accumulated net unrealized appreciation on investments was $36,731,020, consisting of $46,752,973 gross unrealized appreciation and $10,021,953 gross unrealized depreciation.
At November 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.